Exhibit 10.31                                                     Execution Copy




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                               SECOND AMENDMENT TO
                      CREDIT AGREEMENT, CONSENT AND WAIVER


                                      among

                       EVEREST REINSURANCE HOLDINGS, INC.,


                            THE LENDERS NAMED HEREIN,


                                       and


                       WACHOVIA BANK, NATIONAL ASSOCIATION
                 (formerly known as First Union National Bank),
                            as Administrative Agent,

                                 Lead Arranger:
                            WACHOVIA SECURITIES, INC.
                (formerly known as First Union Securities, Inc.)


                          Dated as of November 21, 2002



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

Exhibits
--------

Exhibit A                  Form of Second Guarantor Consent

                               SECOND AMENDMENT TO
                      CREDIT AGREEMENT, CONSENT AND WAIVER


THIS SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER, dated as of November 21, 2002 (this "SECOND AMENDMENT"), is made in respect of the Credit Agreement, dated as of December 21, 1999 (as amended by a First Amendment thereto dated December 18, 2000 and as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), among EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively, the "LENDERS"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) ("Wachovia"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement, as amended by this Second Amendment. Unless otherwise specified, section references herein refer to sections set forth in the Credit Agreement, as amended by this Second Amendment.

                              BACKGROUND STATEMENT

     A. Borrower has requested that the Lenders agree to extend the current Maturity Date of the Credit Agreement of December 21, 2002 pursuant to Section
2.18 of the Credit Agreement. Section 2.18 of the Credit Agreement provides that Borrower may, by written notice to the Administrative Agent, request up to two
(2) one-year extensions of the Maturity Date, PROVIDED that each such request is to be given not less than 90 nor more than 120 days prior to the Maturity Date. Borrower has requested that the Lenders waive the 90-day notice period set forth in Section 2.18. The Lenders have agreed to extend the Maturity Date and waive the 90-day notice period upon the terms and subject to the conditions set forth herein.

     B. Borrower has further requested that the Lenders agree to amend the pricing matrix set forth in the "Applicable Margin Percentage" definition of the Credit Agreement. The Lenders have agreed to effect such amendment upon the terms and subject to the conditions set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

                                   ARTICLE I

                         AMENDMENTs TO CREDIT AGREEMENT

     1.1 AMENDMENTS TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) Section 1.1 is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

          "SECOND   AMENDMENT"   shall  mean  the  Second  Amendment  to  Credit
     Agreement, Consent and Waiver, dated as of November 21, 2002, among the Borrower, the Lenders, and the Administrative Agent.

          "SECOND AMENDMENT EFFECTIVE DATE" shall have the meaning given to such term in the Second Amendment.

          "SECOND AMENDMENT FEE LETTER" shall mean the letter from Wachovia to the Borrower, dated November 5, 2002, relating to certain fees payable by the Borrower in respect of the Second Amendment.

          "SECOND GUARANTOR CONSENT" shall mean the Second Guarantor Consent, in the form of Exhibit A to the Second Amendment, executed and delivered by Everest Re Group, Ltd. on or prior to the Second Amendment Effective Date.

     (b) The definition of "Agreement" is amended by deleting and replacing it in its entirety with the following:

          "AGREEMENT" shall mean this Credit Agreement, as amended by the First Amendment and by the Second Amendment, and as further amended, modified or supplemented from time to time.

     (c)  The  matrix  set  forth  in  the  definition  of  "Applicable   Margin
Percentage" is amended by deleting and replacing it in its entirety with the following:

              Standard & Poor's /                             Applicable Margin
                    Moody's                                     Percentage for           Utilization Fee
Level               Rating             Commitment Fee             LIBOR Loans              Usage > 50%
-----         -------------------      --------------         -----------------          ---------------
I                  A+/A1 or above               0.070%                    0.350%                   0.100%
II                           A/A2               0.080%                    0.450%                   0.100%
III                         A-/A3               0.100%                    0.525%                   0.125%
IV                      BBB+/Baa1               0.135%                    0.675%                   0.175%
V                        BBB/Baa2               0.175%                    0.850%                   0.250%
VI             Less than BBB/Baa2               0.250%                    1.250%                   0.250%


     (d) The definition of "Parent Guaranty" in Section 1.1 is amended by deleting and replacing it in its entirety with the following:

          "PARENT GUARANTY" shall mean the Guaranty Agreement, dated as of February 24, 2000, made by the Guarantor in favor of the Administrative gent and the Lenders, as amended by the Guarantor Consent and Second Guarantor Consent, and as further amended, modified or supplemented from time to time.

                                   ARTICLE II

                               CONSENT AND WAIVER

     2.1 CONSENT TO EXTENSION OF MATURITY DATE. Pursuant to Section 2.18 of the Credit Agreement, the Borrower hereby requests that the Lenders extend the Maturity Date of the Credit Agreement to December 19, 2003. The Lenders, subject to the terms and conditions of this Second Amendment, hereby agree to extend the Maturity Date to December 19, 2003.

     2.2 WAIVER. In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lenders hereby agree that the 90-day notice period set forth in Section 2.18 of the Credit Agreement solely with respect of the extension set forth in SECTION 2.1 of this Second Amendment shall be, and hereby is, waived. The waiver of the Lenders set forth herein is limited as specified, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default or Event of Default except as expressly set forth herein.

                                   ARTICLE III

                                  EFFECTIVENESS

This Second Amendment shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when the last of the following conditions shall have been satisfied:

     (a) The Administrative Agent shall have received counterparts of this Second Amendment, duly executed by the Borrower and the Lenders listed on the signature pages attached hereto and in sufficient copies for each Lender.

     (b) The Administrative Agent shall have received the following, each dated as of the Second Amendment Effective Date (unless otherwise specified) and in sufficient copies for each Lender:

          (i) the Second Guarantor Consent, duly completed and executed by Everest Re Group, Ltd., in substantially the form of EXHIBIT A;

          (ii) a favorable opinion of (i) Mayer, Brown, Rowe & Maw, special New York counsel to the Borrower, (ii) Joseph A. Gervasi, General Counsel of Everest Re Group, Ltd., and (iii) Conyers Dill & Pearman, Bermuda counsel of the Guarantor, in each case in form reasonably satisfactory to the Administrative Agent and substantially covering such opinion matters as the Administrative Agent may reasonably request.

     (c) The Administrative Agent shall have received a certificate, signed by the president, the chief financial officer, treasurer or comptroller of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that (i) all representations and warranties of the Borrower contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Second Amendment, (iii) there is no pending litigation, bankruptcy or insolvency, insurance regulatory proceeding, injunction, order or claim pending or, to such individual's knowledge, threatened against the Borrower or any of its Subsidiaries which (A) is reasonably likely to result in a Material Adverse Change or (B) purports to affect this Second Amendment or the transactions contemplated hereby, and (iv) both immediately before and after giving effect to this Second Amendment, no Material Adverse Change has occurred since December 31, 2001, and there exists no event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     (d) Since December 31, 2001, both immediately before and after giving effect to the consummation of the transactions contemplated by this Second Amendment, there shall not have occurred any Material Adverse Change or any event, condition or state of facts that could reasonably be expected to result in a Material Adverse Change.

     (e) The Borrower shall have paid (i) to Wachovia, for the ratable benefit of the Lenders, an amendment fee in the amount of 3 basis points (0.03%) on the aggregate principal amount of the Lenders' Commitments; and (ii) all other fees and expenses of the Administrative Agent and the Lenders required hereunder, under the Second Amendment Fee Letter or under any other Credit Document to be paid on or prior to the Second Amendment Effective Date.

     (f) The Administrative Agent and each Lender shall have received such other documents, certificates, and instruments in connection with this Second Amendment and the other transactions contemplated hereby as it shall have reasonably requested.

On the Second Amendment Effective Date, the Credit Agreement will be automatically amended as set forth herein. On and after the Second Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement as amended by this Second Amendment; PROVIDED, that the rights and obligations of the parties hereto with respect to the period prior to the Second Amendment Effective Date shall continue to be governed by the terms of the Credit Agreement.

                                   ARTICLE IV

                                     GENERAL

     4.1 FULL FORCE AND EFFECT. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Second Amendment. Any reference to the Credit Agreement or any of the other

Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

     4.2 APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCLUDING NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401). THE PARTIES HERETO HEREBY DECLARE THAT IT IS THEIR INTENTION THAT THIS SECOND AMENDMENT SHALL BE REGARDED AS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND THAT THE LAWS OF SAID STATE SHALL BE APPLIED IN INTERPRETING ITS PROVISIONS IN ALL CASES WHERE LEGAL INTERPRETATION SHALL BE REQUIRED. EACH OF THE PARTIES HERETO AGREES (A) THAT THIS SECOND AMENDMENT INVOLVES AT LEAST $250,000; AND (B) THAT THIS SECOND AMENDMENT HAS BEEN ENTERED INTO BY THE PARTIES HERETO IN EXPRESS RELIANCE UPON NEW YORK GENERAL OBLIGATIONS LAW ss. 5-1401.

     4.3 COUNTERPARTS. This Second Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     4.4 HEADINGS. The headings of this Second Amendment are for the purposes of reference only and shall not affect the construction of this Second Amendment.

                   [signatures appear on the following pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                              EVEREST REINSURANCE HOLDINGS, INC.

                                              By:   /s/ STEPHEN L. LIMAURO
                                                    ----------------------------

                                              Name:  Stephen L. Limauro

                                              Title: Executive Vice President
                                                     and Chief Financial Officer








                             (signatures continued)

                               SIGNATURE PAGE TO
            SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER

                                                     WACHOVIA BANK, NATIONAL
                                                     ASSOCIATION (formerly known
                                                     as First Union National
                                                     Bank), as Administrative
                                                     Agent and as a Lender


                                                     By:   /s/ KIMBERLY SHAFFER
                                                           ---------------------

                                                     Name:  Kimberly Shaffer

                                                     Title: Director









                             (signatures continued)


                               SIGNATURE PAGE TO
            SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER

                                                     BANK ONE, NA, as a Lender


                                                     By:   /s/ MARK L. GOLDSTEIN
                                                           ---------------------

                                                     Name:  Mark L. Goldstein

                                                     Title: Managing Director











                             (signatures continued)


                                SIGNATURE PAGE TO
            SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER

                                             DEUTSCHE BANK AG, New York and/or
                                             Cayman Island Branches, as a Lender

                                             By:   /s/ RUTH LEUNG
                                                   -----------------------------

                                             Name:  Ruth Leung

                                             Title: Director


                                             By:   /s/ CLINTON JOHNSON
                                                   -----------------------------

                                             Name:  Clinton Johnson

                                             Title: Managing Director









                             (signatures continued)


                                SIGNATURE PAGE TO
            SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER

                                                   RBC FINANCE B.V., as a Lender


                                                   By:   /s/ L.P. VOWELL
                                                         -----------------------

                                                   Name:  L.P. Vowell

                                                   Title: Managing Director








                             (signatures continued)

                                SIGNATURE PAGE TO
            SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER

                                                JPMORGAN CHASE BANK, as a Lender


                                                By:   /s/ HELEN L. NEWCOMB
                                                      --------------------------

                                                Name:  Helen L. Newcomb

                                                Title: Vice President




                                SIGNATURE PAGE TO
            SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER